The Glenmede Fund, Inc.
(the “Fund”)
Disciplined International Equity Portfolio
(the “Portfolio”)
Supplement dated September 10, 2026, to the Portfolio’s Summary Prospectuses,
dated February 28, 2026, as amended June 4, 2026, and the
Portfolio’s Statutory Prospectus and Statement of Additional
Information, each dated February 28, 2026, as amended June 4, 2026.
For all existing and prospective shareholders of the Portfolio:
•	The Portfolio will be reorganized into Knollbrook Disciplined International Equity ETF (the “New ETF”), which is expected to occur on or around January 8, 2027.
•	If you are an existing shareholder of the Portfolio, and your account can hold an exchange-traded fund, your Portfolio shares will be converted, and no action is needed by you.
•
If you hold shares of the Portfolio in an account that cannot hold an ETF (i.e., your account is not permitted to purchase securities traded on the stock market), there are certain actions you can take in order to receive shares of the ETF. See the “Questions and Answers” section below for further information.

On September 9, 2026, the Board of Directors of the Fund (the “Board”) approved an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Portfolio, a series of the Fund, into the New ETF, a series of the Fund (the “Reorganization”).
Glenmede Investment Management LP (“Glenmede” or the “Advisor”), the investment adviser to the Portfolio and the New ETF, proposed the Reorganization because it believes that the Reorganization is in the best interests of the Portfolio’s shareholders. The Reorganization is in the best interests of shareholders because of the advantages that the New ETF will provide, including: lower overall net expenses, intraday trading, the potential for increased tax efficiency, and full daily holdings transparency. The New ETF is also expected to be more marketable and able to attract further investment from new investors, which would potentially further provide additional economies of scale over time.
The Reorganization will be conducted pursuant to the Plan. The Reorganization is intended to qualify as a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Portfolio shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization (although cash received as part of the Reorganization may be taxable, as noted below).
In connection with the Reorganization, shareholders of the Portfolio will receive shares of the New ETF equal in value to the number of shares of the Portfolio they own and will receive a cash payment in lieu of fractional shares of the New ETF, and the redemption of fractional shares may be a taxable event.
Importantly, in order to receive shares of the New ETF as part of the Reorganization, Portfolio shareholders must hold their shares of the New ETF through a brokerage account that can accept shares of an ETF. If Portfolio shareholders do not hold their shares of the New ETF through that type of brokerage account, they will not receive shares of the New ETF as part of the Reorganization and will receive cash equal in value to the NAV of their Portfolio shares, which may be taxable. For Portfolio shareholders that do not currently hold their shares through a brokerage account that can hold shares of an ETF, please see the Q&A that follows for additional actions that those Portfolio shareholders must take in order to receive shares of the New ETF as part of the Reorganization. No further action is required for Portfolio shareholders that hold shares of the Portfolio through a brokerage account that can hold shares of the New ETF.

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Completion of the Reorganization is subject to a number of conditions under the Plan. The Advisor expects to obtain, prior to the completion of the Reorganization, the written consent of shareholders holding a majority of the outstanding shares of the Portfolio. A majority of the outstanding shares of the Portfolio are held by clients of The Glenmede Trust Company, N.A. (“Glenmede Trust”), the parent company of the Advisor. Glenmede Trust, which maintains investment and voting authority over such shares, intends to approve the Reorganization by written consent. As a result, the Reorganization may be approved without a meeting of shareholders, and no additional shareholder vote or action is required to approve the Reorganization. Portfolio shareholders will receive, on or around October 19, 2026, an information statement/prospectus describing in detail the Reorganization and the New ETF, and a summary of the Board’s considerations in approving the Reorganization.
In anticipation of the Reorganization, purchases by existing shareholders will be accepted by the Portfolio until January 5, 2027. This date may change if the closing date of the Reorganization changes.
In addition, as part of the Reorganization, the following preliminary events will occur before the Reorganization is completed:
•
All issued and outstanding Institutional Class shares of the Portfolio will be converted to Advisor Class shares of the Portfolio effective after the close of business on or around November 17, 2026 (the “Share Class Consolidation”);

•	Effective on November 17, 2026, the Advisor will waive the shareholder servicing fee of the Portfolio (the “Waiver”).
On September 9, 2026, the Board approved the Share Class Consolidation and Waiver on behalf of the Portfolio.
The Share Class Consolidation and Waiver are intended to move shareholders into a share class that most closely resembles the New ETF share class structure. The Portfolio has adopted an Amended and Restated Shareholder Servicing Plan under which the Advisor Class of the Portfolio pays a 0.20% annual fee to broker/dealers, banks and other financial institutions (including Glenmede Trust Company, N.A. and its affiliates) that are dealers of record or holders of record or which have a servicing relationship with the record or beneficial owners of shares in the Portfolio. The New ETF does not charge a shareholder servicing fee and has no plans to impose a shareholder servicing fee at this time. To more closely resemble the New ETF share class structure, the Portfolio will waive the shareholder servicing fee effective November 17, 2026. The Share Class Consolidation will occur following the Waiver. The Share Class Consolidation would be effected on the basis of the relative net asset values of the two relevant classes, without the imposition of any sales load, fee or other charge.
Suspension of Sales. Effective after market close on January 5, 2027, shares of the Portfolio will no longer be available for purchase by investors and will be closed to all investments, except shares acquired through the reinvestment of dividends and distributions.
Liquidation of Assets. While the Advisor does not currently anticipate it being the case, the Portfolio may depart from its stated investment objective and policies in preparation for the Reorganization. During this time, the Portfolio may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Portfolio from meeting its stated investment objective.

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IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT QUESTIONS AND
ANSWERS
The following is a brief Q&A that provides information to help you to determine whether you need to take action with respect to your shareholder account before the Reorganization in order to receive shares of the New ETF.
Q. Why is Glenmede reorganizing the Portfolio into an ETF?
A. Glenmede and the Board believe that the Reorganization will provide multiple benefits for investors of the Portfolio, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.
Q. What types of shareholder accounts can receive shares of the New ETF as part of the Reorganization?
A. If you hold your Portfolio shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, then you will be eligible to receive shares of the New ETF in the Reorganization. No further action is needed by you.
Q. What types of shareholder accounts cannot receive shares of the New ETF as part of the Reorganization?
A. The following account types cannot hold the New ETF:
•
Non-Accommodating Brokerage Accounts. If you hold your Portfolio shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares. If you do nothing, you will not receive shares of the New ETF, your position will be liquidated at the time of the Reorganization and you will receive a cash distribution equal in value to the NAV of your Portfolio shares less any fees and expenses your intermediary may charge. This event may be taxable to you. To prevent a taxable event, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account.

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Non-Accommodating Retirement Accounts. If you hold your Portfolio shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization, or your broker or intermediary may transfer your investment in the Portfolio to a different investment option before or at the time of the Reorganization.

If you are unsure about the ability of your account to accept shares of the New ETF, please contact your broker or financial intermediary right away.
Q. How do I transfer my Portfolio shares from a non-accommodating brokerage account to a brokerage account that will accept ETF shares?
A. The broker where you hold your Portfolio shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.
Q. What if I do not want to own shares of the New ETF?
A. If you do not want to receive shares of the New ETF in connection with the Reorganization, you can redeem your shares of the Portfolio. Before doing so, however, you should consider the tax consequences associated with the action. Redeeming your Portfolio shares may be a taxable event. The last date for redemptions before the Reorganization is January 5, 2027. This date may change if the closing date of the Reorganization changes.
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In connection with the Reorganization discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the SEC. After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available for free on the SEC’s website at www.sec.gov. These materials also will be available at www.glenmedeim.com/funds/fund-documents and a paper copy can be obtained at no charge by calling 1-215-419-6662.
This communication is for informational purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities.
Please retain this Supplement with your records.

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